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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 24, 2005

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                 001-14116                    33-0459135
         ----------                 ---------                    ----------
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Item 2.02, and the related Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 24, 2005, the registrant issued a news release announcing its earnings for the quarter ended September, 2005. A copy of the release is attached as Exhibit 99.1.

Exhibit 99.1 to the report may contain a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The possible non-GAAP financial measure is "managed receivables." This possible non-GAAP financial measure is discussed below, including the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), a reconciliation of managed receivables to the most directly comparable GAAP financial measure, and the reasons why the Company believes the presentation of managed receivables provides useful information to management and to investors. Managed receivables should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

On page 1 of the earnings release included as Exhibit 99.1, the Company stated that managed receivables were $1,055.9 million at September 30, 2005. The most directly comparable financial measure calculated and presented in accordance with GAAP to the managed receivables measure is finance receivables on the consolidated balance sheet. The managed receivables measure also includes (i) the finance receivables held by unconsolidated subsidiaries off balance sheet pursuant to statement on financial accounting standards No. 140, (ii) finance receivables serviced by the Company without any ownership interest, and (iii) repossessed vehicles included in other assets in the Company's balance sheet. In addition, the managed receivables measure includes allowance for credit losses, unearned origination fees, and certain other less significant adjustments.

The following table reconciles the Company's finance receivables, prepared on the basis of GAAP, to managed receivables as of September 30, 2005:


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                                                              September 30, 2005
                                                                 (in millions)
                                                                 -------------
Net finance receivables per balance sheet                          $  816.1
Allowance for finance receivables credit losses                        56.1
Unearned origination fees                                              16.5
Finance receivables held by unconsolidated subsidiaries               130.9
Finance receivables serviced without ownership interest                24.3
Adjustment for discount and Rule 78s                                    1.6
Repossessed vehicles included in other assets on balance sheet         10.3
Other                                                                   0.1

                                                                 -------------
                                                                   $1,055.9
                                                                 =============

The managed receivables measure is useful to management and investors because it facilitates comparisons between the Company and other finance companies that either do not securitize their receivables or, due to the structure of their securitization transactions, account for the securitizations of their receivables as sales. The managed receivables measure is primarily used by investors and analysts for that purpose.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

          EXHIBIT NUMBER            DESCRIPTION
               99.1                 News Release dated October 24, 2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     CONSUMER PORTFOLIO SERVICES, INC.


Dated: October 25, 2005                 By: /s/ ROBERT E. RIEDL
                                        --------------------------------------
                                        Robert E. Riedl
                                        Sr. Vice President and Chief
                                        Financial Officer

                                        Signing on behalf of the registrant
                                        and as principal financial officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER            DESCRIPTION

99.1                News Release dated October 24, 2005